SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 19, 1994

                     ARIZONA PUBLIC SERVICE COMPANY
           (Exact name of registrant as specified in its charter)

    Arizona                  1-4473              86-0011170
(State or other              (Commission         (IRS Employer
jurisdiction of              File Number)        Identification
incorporation)                                   Number)


400 North Fifth Street, P.O. Box 53999, Phoenix, Az 85004
(Address of principal executive offices)         (Zip code)


Registrant's telephone number, including area code (602)250-1000



                           NONE
(Former name or former address, if changed since last report)

ITEM 7.  Financial Statement, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

         The Registrant hereby files the following Exhibit to its Registration Statements on Form S-3 (Nos. 33-61228 and 33-55473), which were declared effective on April 26, 1993 and October 3, 1994, respectively.

Exhibit
No.       Description
- -------   -----------
12.2      Computation of Ratio of Earnings to Fixed Charges.



                                 SIGNATURES


         Pursuant  to the requirements of the Securities Act of 1934, the

Company has duly  caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                ARIZONA PUBLIC SERVICE COMPANY
                                        (Registrant)




Dated:   October 21, 1994       By Nancy E. Newquist
                                   -----------------
                                   Nancy E. Newquist
                                   Treasurer